Exhibit 32

Certification of CEO and  Principal Financial Officer Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K/A of Churchill Downs Incorporated (the “Company”) for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert L. Evans, as President and Chief Executive Officer (Principal Executive Officer) of the Company, and Michael W. Anderson, as Vice President, Corporate Finance and Treasurer (Principal Financial Officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)                         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert L. Evans
Robert L. Evans
President and Chief Executive Officer
(Principal Executive Officer)
October 31, 2007

/s/ Michael W. Anderson
Michael W. Anderson
Vice President, Corporate Finance and Treasurer
(Principal Financial and Accounting Officer)
October 31, 2007

This certification is being furnished to the Securities and Exchange Commission as an exhibit to the Report and shall not be deemed filed by the Company for purposes of § 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Churchill Downs Incorporated and will be retained by Churchill Downs Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.